UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5867
                                                      --------

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: JULY 31
                                                 -------

                      Date of reporting period: 07/31/2006
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


                                                       [LOGO]

                                                     OPPENHEIMER
                                                      NEW JERSEY
                                                    MUNICIPAL FUND

JULY 31, 2006, AS RESTATED
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      Oppenheimer                                             Management
      NEW JERSEY                                             Commentaries
      MUNICIPAL FUND                                              and
                                                             Annual Report
--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

          Market Recap and Outlook

          Listing of Top Holdings

      ANNUAL REPORT                                    [GRAPHIC]

          Fund Performance Discussion

          Listing of Investments

          Financial Statements

      "IT'S A GREAT HONOR TO WIN INDUSTRY AWARDS--AND OUR INVESTMENT TEAM HAS WON MANY ACROSS THE YEARS--BUT THE REAL REWARD HAS COME FROM USING OUR CONTRARIAN, VALUE-BASED 'ROCHESTER STYLE' OF FUND
      MANAGEMENT TO CREATE TAX-ADVANTAGED INCOME FOR INVESTORS."

          - RONALD H. FIELDING, Chief Strategist, Senior Vice President and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER


                                            [LOGO] OPPENHEIMERFUNDS(R)
                                                   The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN INDUSTRIES 1
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Tobacco Settlement Payments                                                15.8%
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Education                                                                  14.0
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Hospital/Health Care                                                        8.0
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Airlines                                                                    7.4
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Marine/Aviation Facilities                                                  6.8
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Water Utilities                                                             5.8
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Higher Education                                                            5.7
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Municipal Leases                                                            5.4
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Adult Living Facilities                                                     4.8
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General Obligation                                                          4.6

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are based on the total market value of investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       AAA                   20.2%

                       AA                    18.8

                       A                      3.9

                       BBB                   43.2

                       BB                     2.4

                       B                      4.7

                       CCC                    2.2

                       Not Rated              4.6

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------

1. Restated. For information, please refer to Note 9 to the Fund's Financial Statements included within.


                   11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. As of July 31, 2006, the Fund's Class A shares produced a distribution yield of 4.45% without sales charges. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.65% among the 53 funds in its New Jersey Municipal Debt Funds category as of the same date. 2 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose more that 50% from a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 3.93% without sales charge (-1.00% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 3 In the 12 months ended July 31, 2006, distributions totaled 58.8 cents per Class A share. Trends in the municipal bond market created dividend pressure midway through the year, and the monthly distribution rate, which had held steady at $0.052 per Class A share through February, had to be reduced by $0.007 by March and by $0.001 by July. Distributions for other share classes were adjusted accordingly. This reduction is not related to the Fund's net asset value per share. Importantly, this dividend reduction was not the result from any defaults of bonds in the Fund's portfolio.

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

2. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                   12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds. This condition, known as "credit spread tightening," has contributed to strong performance in credit-sensitive areas of our portfolios, including airlines (7.4% of our holdings as of July 31, 2006), higher education (5.7%), and adult living facilities (4.8%). For example, bonds backed by payments from American Airlines and Continental Airlines constitute the vast majority of the Fund's holdings in the airline sector and, in aggregate, contributed to total return in this report period. These holdings have generally increased in price while generating very attractive yields. In the past year, growing passenger traffic, capacity control and increased fares have helped these carriers stabilize their financial picture. Both American and Continental were profitable in the second quarter despite sharply rising fuel costs in this report period, and analysts now expect some carriers to post strong full-year results. We believe that our holdings in the airline sector demonstrate the benefits of in-depth research, broad diversification across and within sectors, and professional portfolio management.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 15.8% of Fund investments as of July 31, 2006, have also contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these types of bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its credit quality improves and its price generally rises significantly. This tends to drive up the prices of other tobacco-backed bonds. While the Fund's holdings in MSA-backed bonds were not pre-refunded in this report period, their prices improved as the State of Iowa and various New York and


                   13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Northern California counties pre-refunded bonds they had issued. As a result, the Fund's MSA-backed bonds contributed positively to total performance in this report period. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      The Fund also benefited when Fairleigh Dickinson University pre-refunded some low-rated bonds we held in the portfolio. Growing enrollment, consistently positive operating margins (in part the result of highly effective management controls) and more lucrative fund raising had helped the university raise its credit profile. This situation enabled Fairleigh Dickinson to pre-refund some bonds in this report period, which contributed favorably to Fund performance.

      The shutdown of non-essential government services in New Jersey in July 2006 led ratings agencies to cast a wary eye on the state's financial situation. In the end, the budget standoff responsible for the shutdown was resolved with a 1 percentage point increase in sales tax. The state's credit ratings remained unchanged in this report period, all scheduled debt service payments were made, and no material price impact on New Jersey general obligation or appropriation debt was observed. The sales tax increase is expected to generate an additional $600 million for the state budget, and we believe the state is poised to take the necessary steps to balance its budget, now that the sales tax dispute has been resolved.

      Also during this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we believe that the government's more recent decisions to raise taxes and reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      The Fund continues to hold some tax-exempt bonds that were issued to finance co-generation facilities owned and operated by the Calpine Corp., which on December 20, 2005, filed voluntary petitions to restructure under Chapter 11 of the U.S. Bankruptcy Code. The bonds we hold on one of the Calpine facilities, Port Authority of NY/NJ (KIAC), represented 1.03% of total net assets at the end of this report period, and had a slightly negative impact on total return. However, this bond represents a project financing and is secured by a co-generation facilities mortgage; while the bankruptcy filing adds a


                   14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND degree of uncertainty surrounding the owner/operator, all scheduled principal and interest payments on the bonds have been paid in this report period, and we remain optimistic that future payments on the bonds will be made on time as well.

      Separately, the Fund has increased holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities generated less income than in previous periods but still offered higher-than-market rates. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester Style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding changes in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.


                   15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer
                             New Jersey               Lehman Brothers
                           Municipal Fund             Municipal Bond
                              (Class A)                    Index
                         -----------------           -----------------
      7/31/1996               $  9,525                   $ 10,000
                              $  9,736                   $ 10,252
                              $  9,872                   $ 10,415
                              $  9,950                   $ 10,458
      7/31/1997               $ 10,477                   $ 11,025
                              $ 10,557                   $ 11,123
                              $ 10,926                   $ 11,468
                              $ 10,841                   $ 11,430
      7/31/1998               $ 11,102                   $ 11,686
                              $ 11,396                   $ 12,014
                              $ 11,628                   $ 12,231
                              $ 11,598                   $ 12,224
      7/31/1999               $ 11,276                   $ 12,022
                              $ 10,616                   $ 11,802
                              $ 10,427                   $ 11,787
                              $ 10,682                   $ 12,112
      7/31/2000               $ 10,998                   $ 12,541
                              $ 11,192                   $ 12,806
                              $ 11,655                   $ 13,353
                              $ 11,656                   $ 13,369
      7/31/2001               $ 12,143                   $ 13,804
                              $ 12,324                   $ 14,151
                              $ 12,255                   $ 14,140
                              $ 12,454                   $ 14,305
      7/31/2002               $ 12,846                   $ 14,731
                              $ 12,604                   $ 14,982
                              $ 12,713                   $ 15,196
                              $ 12,786                   $ 15,519
      7/31/2003               $ 13,002                   $ 15,262
                              $ 13,572                   $ 15,748
                              $ 14,393                   $ 16,136
                              $ 14,088                   $ 15,935
      7/31/2004               $ 14,124                   $ 16,145
                              $ 14,925                   $ 16,698
                              $ 15,595                   $ 16,919
                              $ 16,065                   $ 17,021
      7/31/2005               $ 16,731                   $ 17,169
                              $ 16,517                   $ 17,121
                              $ 16,953                   $ 17,398
                              $ 17,091                   $ 17,388
      7/31/2006               $ 17,389                   $ 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year   -1.00%   5-Year   6.41%   10-Year   5.69%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer                    Lehman
                             New Jersey                   Brothers
                           Municipal Fund              Municipal Bond
                             (Class B)                     Index
                          ----------------            ----------------
      7/31/1996               $ 10,000                    $ 10,000
                              $ 10,202                    $ 10,252
                              $ 10,324                    $ 10,415
                              $ 10,388                    $ 10,458
      7/31/1997               $ 10,918                    $ 11,025
                              $ 10,979                    $ 11,123
                              $ 11,353                    $ 11,468
                              $ 11,233                    $ 11,430
      7/31/1998               $ 11,491                    $ 11,686
                              $ 11,774                    $ 12,014
                              $ 11,981                    $ 12,231
                              $ 11,928                    $ 12,224
      7/31/1999               $ 11,584                    $ 12,022
                              $ 10,896                    $ 11,802
                              $ 10,672                    $ 11,787
                              $ 10,913                    $ 12,112
      7/31/2000               $ 11,224                    $ 12,541
                              $ 11,400                    $ 12,806
                              $ 11,849                    $ 13,353
                              $ 11,828                    $ 13,369
      7/31/2001               $ 12,299                    $ 13,804
                              $ 12,458                    $ 14,151
                              $ 12,366                    $ 14,140
                              $ 12,543                    $ 14,305
      7/31/2002               $ 12,933                    $ 14,731
                              $ 12,690                    $ 14,982
                              $ 12,799                    $ 15,196
                              $ 12,873                    $ 15,519
      7/31/2003               $ 13,090                    $ 15,262
                              $ 13,665                    $ 15,748
                              $ 14,491                    $ 16,136
                              $ 14,184                    $ 15,935
      7/31/2004               $ 14,220                    $ 16,145
                              $ 15,026                    $ 16,698
                              $ 15,701                    $ 16,919
                              $ 16,174                    $ 17,021
      7/31/2005               $ 16,845                    $ 17,169
                              $ 16,630                    $ 17,121
                              $ 17,068                    $ 17,398
                              $ 17,207                    $ 17,388
      7/31/2006               $ 17,507                    $ 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year   -1.91%   5-Year   6.32%   10-Year   5.76%


                   18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer                    Lehman
                            New Jersey                    Brothers
                          Municipal Fund                  Municipal
                             (Class C)                   Bond Index
                         ----------------               ------------
      7/31/1996               $ 10,000                    $ 10,000
                              $ 10,200                    $ 10,252
                              $ 10,330                    $ 10,415
                              $ 10,382                    $ 10,458
      7/31/1997               $ 10,911                    $ 11,025
                              $ 10,972                    $ 11,123
                              $ 11,345                    $ 11,468
                              $ 11,226                    $ 11,430
      7/31/1998               $ 11,483                    $ 11,686
                              $ 11,766                    $ 12,014
                              $ 11,973                    $ 12,231
                              $ 11,919                    $ 12,224
      7/31/1999               $ 11,576                    $ 12,022
                              $ 10,878                    $ 11,802
                              $ 10,664                    $ 11,787
                              $ 10,905                    $ 12,112
      7/31/2000               $ 11,206                    $ 12,541
                              $ 11,382                    $ 12,806
                              $ 11,831                    $ 13,353
                              $ 11,821                    $ 13,369
      7/31/2001               $ 12,280                    $ 13,804
                              $ 12,439                    $ 14,151
                              $ 12,358                    $ 14,140
                              $ 12,535                    $ 14,305
      7/31/2002               $ 12,893                    $ 14,731
                              $ 12,638                    $ 14,982
                              $ 12,722                    $ 15,196
                              $ 12,761                    $ 15,519
      7/31/2003               $ 12,951                    $ 15,262
                              $ 13,506                    $ 15,748
                              $ 14,295                    $ 16,136
                              $ 13,967                    $ 15,935
      7/31/2004               $ 13,976                    $ 16,145
                              $ 14,740                    $ 16,698
                              $ 15,372                    $ 16,919
                              $ 15,792                    $ 17,021
      7/31/2005               $ 16,428                    $ 17,169
                              $ 16,187                    $ 17,121
                              $ 16,582                    $ 17,398
                              $ 16,685                    $ 17,388
      7/31/2006               $ 16,944                    $ 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year    2.15%   5-Year   6.65%   10-Year   5.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER NEW JERSEY MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. 1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include certain financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 9 to the Fund's Financial Statements included within.


                   21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                RESTATED
                               BEGINNING        ENDING          EXPENSES
                               ACCOUNT          ACCOUNT         PAID DURING
                               VALUE            VALUE           6 MONTHS ENDED
                               (2/1/06)         (7/31/06) 1     JULY 31, 2006 1
--------------------------------------------------------------------------------
Class A Actual                 $1,000.00        $1,025.80       $  7.66
--------------------------------------------------------------------------------
Class A Hypothetical            1,000.00         1,017.26          7.63
--------------------------------------------------------------------------------
Class B Actual                  1,000.00         1,021.70         11.59
--------------------------------------------------------------------------------
Class B Hypothetical            1,000.00         1,013.39         11.55
--------------------------------------------------------------------------------
Class C Actual                  1,000.00         1,021.80         11.49
--------------------------------------------------------------------------------
Class C Hypothetical            1,000.00         1,013.49         11.45

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

             RESTATED
CLASS        EXPENSE RATIOS 1
-----------------------------
Class A           1.52%
-----------------------------
Class B           2.30
-----------------------------
Class C           2.28

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                           PREVIOUSLY REPORTED
                            BEGINNING      ENDING                EXPENSES
                            ACCOUNT        ACCOUNT               PAID DURING
                            VALUE          VALUE                 6 MONTHS ENDED
                            (2/1/06)       (7/31/06)             JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual              $1,000.00      $1,025.80             $4.48
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00       1,020.38              4.47
--------------------------------------------------------------------------------
Class B Actual               1,000.00       1,021.70              8.41
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00       1,016.51              8.38
--------------------------------------------------------------------------------
Class C Actual               1,000.00       1,021.80              8.30
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00       1,016.61              8.28

             PREVIOUSLY REPORTED
CLASS        EXPENSE RATIOS
--------------------------------
Class A             0.89%
--------------------------------
Class B             1.67
--------------------------------
Class C             1.65
--------------------------------------------------------------------------------


                   22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--115.0%
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY--87.1%
$     10,000  Bergen County HDC                                               6.750%     10/01/2018      $     10,098
---------------------------------------------------------------------------------------------------------------------
      25,000  Berkeley HFC (Bayville Hsg.)                                    5.750      08/01/2014            25,580
---------------------------------------------------------------------------------------------------------------------
      55,000  Camden County Municipal Utilities Authority                     5.125      07/15/2017            55,638
---------------------------------------------------------------------------------------------------------------------
      50,000  Camden County Municipal Utilities Authority                     5.300      07/15/2014            50,667
---------------------------------------------------------------------------------------------------------------------
     100,000  Camden County PCFA
              (Camden County Energy Recovery Associates)                      7.500      12/01/2009           101,319
---------------------------------------------------------------------------------------------------------------------
     100,000  Camden County PCFA
              (Camden County Energy Recovery Associates)                      7.500      12/01/2010           100,254
---------------------------------------------------------------------------------------------------------------------
     100,000  Delaware River Port Authority PA/NJ                             5.400      01/01/2011           102,118
---------------------------------------------------------------------------------------------------------------------
   1,565,000  Delaware River Port Authority PA/NJ                             5.400      01/01/2016         1,597,912
---------------------------------------------------------------------------------------------------------------------
   9,140,000  Delaware River Port Authority PA/NJ                             5.500      01/01/2026         9,334,865
---------------------------------------------------------------------------------------------------------------------
     300,000  Essex County Improvement Authority                              5.125      10/01/2022           316,557
---------------------------------------------------------------------------------------------------------------------
      40,000  Essex County Improvement Authority
              (County Jail & Youth House)                                     5.350      12/01/2024            40,973
---------------------------------------------------------------------------------------------------------------------
      70,000  Essex County Improvement Authority (Sportsplex)                 5.625      10/01/2027            71,564
---------------------------------------------------------------------------------------------------------------------
   2,000,000  Garden State Preservation Trust
              (Open Space & Farmland Preservation)                            5.800      11/01/2023         2,261,540
---------------------------------------------------------------------------------------------------------------------
   1,250,000  Gloucester County Hsg. Devel. Corp. (Colonial Park) 1           6.200      09/15/2011         1,261,725
---------------------------------------------------------------------------------------------------------------------
      20,000  Gloucester County Improvement Authority
              (Governmental Leasing Program)                                  5.900      04/01/2007            20,034
---------------------------------------------------------------------------------------------------------------------
       5,000  Gloucester County Utilities Authority                           5.125      01/01/2013             5,005
---------------------------------------------------------------------------------------------------------------------
      25,000  Haledon School District                                         5.625      02/01/2009            25,036
---------------------------------------------------------------------------------------------------------------------
     565,000  Higher Education Student Assistance Authority
              (Student Loan)                                                  6.000      06/01/2015           578,577
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Hudson County Solid Waste Improvement Authority                 6.000      01/01/2029         1,005,350
---------------------------------------------------------------------------------------------------------------------
   3,755,000  Hudson County Solid Waste Improvement Authority
              (Koppers Site)                                                  6.125      01/01/2029         3,784,364
---------------------------------------------------------------------------------------------------------------------
      20,000  Hunterdon County Educational Services Commission COP 2          7.000      02/01/2015            20,225
---------------------------------------------------------------------------------------------------------------------
      25,000  Jersey City GO                                                  5.250      10/01/2016            25,553
---------------------------------------------------------------------------------------------------------------------
     100,000  Lenape Regional High School District                            5.000      04/01/2023           100,541
---------------------------------------------------------------------------------------------------------------------
      75,000  Mercer County Improvement Authority                             5.000      11/15/2016            76,724
---------------------------------------------------------------------------------------------------------------------
   3,290,000  Mercer County Improvement Authority                             5.000      08/01/2040         3,372,447
---------------------------------------------------------------------------------------------------------------------
      45,000  Mercer County Improvement Authority (Solid Waste)               5.750      09/15/2016            46,791
---------------------------------------------------------------------------------------------------------------------
     875,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2015           880,040
---------------------------------------------------------------------------------------------------------------------
     500,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2020           502,535
---------------------------------------------------------------------------------------------------------------------
   1,535,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2032         1,492,956


                   23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$  1,100,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.125%     01/01/2037      $  1,085,755
---------------------------------------------------------------------------------------------------------------------
     975,000  Middlesex County Improvement Authority
              (Skyline Tower Urban Renewal Associates) 1                      5.350      07/01/2034         1,008,413
---------------------------------------------------------------------------------------------------------------------
   2,500,000  Middlesex County Pollution Control Authority
              (Amerada Hess Corp.)                                            6.050      09/15/2034         2,673,300
---------------------------------------------------------------------------------------------------------------------
      10,000  Morristown GO                                                   5.300      03/01/2021            10,010
---------------------------------------------------------------------------------------------------------------------
      35,000  New Brunswick Hsg. & Urban Devel. Authority                     5.500      08/01/2011            35,046
---------------------------------------------------------------------------------------------------------------------
      65,000  New Brunswick Hsg. & Urban Devel. Authority                     5.750      07/01/2024            65,112
---------------------------------------------------------------------------------------------------------------------
   1,655,000  NJ EDA (American Airlines) 1                                    7.100      11/01/2031         1,655,563
---------------------------------------------------------------------------------------------------------------------
   2,755,000  NJ EDA (Anheuser-Busch Companies) 1                             5.850      12/01/2030         2,813,902
---------------------------------------------------------------------------------------------------------------------
   2,065,000  NJ EDA (Applewood Estates)                                      5.000      10/01/2025         2,120,631
---------------------------------------------------------------------------------------------------------------------
   8,060,000  NJ EDA (Applewood Estates) 1                                    5.000      10/01/2035         8,216,848
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ EDA (Bristol Glen)                                           5.750      07/01/2029            50,828
---------------------------------------------------------------------------------------------------------------------
   1,690,000  NJ EDA (Cadbury at Cherry Hill)                                 4.600      07/01/2027         1,694,276
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500      07/01/2018           103,116
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500      07/01/2028            25,546
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Cascade Corp.)                                          8.250      02/01/2026            24,999
---------------------------------------------------------------------------------------------------------------------
   3,000,000  NJ EDA (Cigarette Tax)                                          5.500      06/15/2031         3,111,450
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ EDA (Cigarette Tax)                                          5.750      06/15/2029         1,589,985
---------------------------------------------------------------------------------------------------------------------
  10,000,000  NJ EDA (Cigarette Tax)                                          5.750      06/15/2034        10,533,000
---------------------------------------------------------------------------------------------------------------------
     530,000  NJ EDA (Continental Airlines)                                   5.500      04/01/2028           470,375
---------------------------------------------------------------------------------------------------------------------
  15,660,000  NJ EDA (Continental Airlines)                                   6.250      09/15/2019        16,033,334
---------------------------------------------------------------------------------------------------------------------
   4,045,000  NJ EDA (Continental Airlines) 1                                 6.250      09/15/2029         4,139,410
---------------------------------------------------------------------------------------------------------------------
   5,750,000  NJ EDA (Continental Airlines) 1                                 6.400      09/15/2023         5,906,458
---------------------------------------------------------------------------------------------------------------------
   3,590,000  NJ EDA (Continental Airlines) 1                                 6.625      09/15/2012         3,784,865
---------------------------------------------------------------------------------------------------------------------
     665,000  NJ EDA (Continental Airlines)                                   7.000      11/15/2030           697,465
---------------------------------------------------------------------------------------------------------------------
   3,500,000  NJ EDA (Continental Airlines) 1                                 9.000      06/01/2033         4,132,485
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Courthouse Convalescent Center)                         8.700      02/01/2014           100,061
---------------------------------------------------------------------------------------------------------------------
   3,100,000  NJ EDA (Cranes Mill)                                            5.100      06/01/2027         3,057,902
---------------------------------------------------------------------------------------------------------------------
      70,000  NJ EDA (Dept. of Human Services)                                5.000      07/01/2022            71,634
---------------------------------------------------------------------------------------------------------------------
     130,000  NJ EDA (Dept. of Human Services)                                6.250      07/01/2024           141,072
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Devereux Foundation)                                    5.450      05/01/2027           101,958
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Eastern Shore)                                          8.000      02/01/2011            25,003
---------------------------------------------------------------------------------------------------------------------
     615,000  NJ EDA (Elizabethtown Water Company)                            5.600      12/01/2025           624,803
---------------------------------------------------------------------------------------------------------------------
   3,900,000  NJ EDA (Empowerment Zone-Cumberland) 1                          7.750      08/01/2021         3,921,021
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ EDA (Fellowship Village)                                     5.500      01/01/2018            20,379
---------------------------------------------------------------------------------------------------------------------
     140,000  NJ EDA (General Motors Corp.)                                   5.350      04/01/2009           137,876
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Greater New York Councils Boy Scouts of America)        5.450      09/01/2023            25,124
---------------------------------------------------------------------------------------------------------------------
     320,000  NJ EDA (Hackensack Water Company)                               5.800      03/01/2024           327,261


                   24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$    125,000  NJ EDA (Hackensack Water Company)                               5.900%     03/01/2024      $    127,771
---------------------------------------------------------------------------------------------------------------------
   2,010,000  NJ EDA (Jersey Central Power & Light)                           7.100      07/01/2015         2,034,261
---------------------------------------------------------------------------------------------------------------------
   4,900,000  NJ EDA (JVG Properties) 1                                       5.375      03/01/2019         4,965,170
---------------------------------------------------------------------------------------------------------------------
   2,500,000  NJ EDA (Kapkowski Road Landfill) 1                              6.500      04/01/2031         2,912,325
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ EDA (Kullman Associates)                                     6.125      06/01/2018             9,628
---------------------------------------------------------------------------------------------------------------------
     120,000  NJ EDA (Kullman Associates)                                     6.750      07/01/2019           119,155
---------------------------------------------------------------------------------------------------------------------
   8,690,000  NJ EDA (Liberty Street Park) 3,4                                5.000      03/01/2027         8,974,010
---------------------------------------------------------------------------------------------------------------------
     710,000  NJ EDA (Lions Gate)                                             5.750      01/01/2025           724,186
---------------------------------------------------------------------------------------------------------------------
   1,330,000  NJ EDA (Lions Gate)                                             5.875      01/01/2037         1,358,502
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ EDA (Manchester Manor)                                       6.700      08/01/2022            30,060
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ EDA (Marcus L. Ward Home)                                    5.750      11/01/2024         1,059,670
---------------------------------------------------------------------------------------------------------------------
   1,200,000  NJ EDA (Marcus L. Ward Home)                                    5.800      11/01/2031         1,274,052
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ EDA (Masonic Charity Foundation of New Jersey)               5.500      06/01/2031         1,051,650
---------------------------------------------------------------------------------------------------------------------
     750,000  NJ EDA (Masonic Charity Foundation of New Jersey)               6.000      06/01/2025           821,588
---------------------------------------------------------------------------------------------------------------------
     180,000  NJ EDA (Middlesex Water Company)                                5.200      10/01/2022           180,148
---------------------------------------------------------------------------------------------------------------------
     180,000  NJ EDA (Middlesex Water Company)                                5.250      10/01/2023           180,103
---------------------------------------------------------------------------------------------------------------------
      40,000  NJ EDA (Middlesex Water Company)                                5.250      02/01/2029            40,019
---------------------------------------------------------------------------------------------------------------------
     215,000  NJ EDA (Middlesex Water Company)                                5.350      02/01/2038           219,928
---------------------------------------------------------------------------------------------------------------------
     790,000  NJ EDA (New Jersey American Water Company)                      5.250      07/01/2038           814,316
---------------------------------------------------------------------------------------------------------------------
     110,000  NJ EDA (New Jersey American Water Company)                      5.350      06/01/2023           110,123
---------------------------------------------------------------------------------------------------------------------
     240,000  NJ EDA (New Jersey American Water Company)                      5.350      06/01/2023           240,269
---------------------------------------------------------------------------------------------------------------------
     505,000  NJ EDA (New Jersey American Water Company)                      5.375      05/01/2032           522,609
---------------------------------------------------------------------------------------------------------------------
     310,000  NJ EDA (New Jersey American Water Company)                      5.500      06/01/2023           310,260
---------------------------------------------------------------------------------------------------------------------
     870,000  NJ EDA (New Jersey American Water Company)                      5.950      11/01/2029           882,867
---------------------------------------------------------------------------------------------------------------------
     385,000  NJ EDA (New Jersey American Water Company)                      6.000      05/01/2036           395,083
---------------------------------------------------------------------------------------------------------------------
   6,520,000  NJ EDA (New Jersey American Water Company)                      6.875      11/01/2034         6,568,704
---------------------------------------------------------------------------------------------------------------------
      70,000  NJ EDA (New Jersey Natural Gas Company)                         5.000      12/01/2038            70,960
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (New Jersey Transit Corp.)                               5.700      12/15/2013            25,170
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ EDA (New Jersey Transit Corp.)                               5.750      12/15/2017            30,211
---------------------------------------------------------------------------------------------------------------------
   2,105,000  NJ EDA (Nui Corp.)                                              5.250      11/01/2033         2,122,345
---------------------------------------------------------------------------------------------------------------------
     600,000  NJ EDA (Nui Corp.)                                              5.250      11/01/2033           602,556
---------------------------------------------------------------------------------------------------------------------
     765,000  NJ EDA (Nui Corp.)                                              5.700      06/01/2032           787,820
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ EDA
              (Presbyterian Home at Watchung/Pennington/Monmouth)             7.250      12/01/2021            47,223
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ EDA
              (Presbyterian Home at Watchung/Pennington/Monmouth)             7.500      12/01/2032            52,393
---------------------------------------------------------------------------------------------------------------------
   4,820,000  NJ EDA (Public Service Electric & Gas) 1                        6.400      05/01/2032         4,855,957
---------------------------------------------------------------------------------------------------------------------
     240,000  NJ EDA (Reformed Church Ministries to the Aging
              The Particulare Synod Mid-Atlantics)                            5.375      12/01/2018           245,947
---------------------------------------------------------------------------------------------------------------------
   6,000,000  NJ EDA (School Facilities Construction)                         5.000      09/01/2030         6,156,120


                   25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$  7,430,000  NJ EDA (School Facilities Construction)                         5.125%     03/01/2028      $  7,690,422
---------------------------------------------------------------------------------------------------------------------
   6,345,000  NJ EDA (School Facilities Construction)                         5.125      09/01/2028         6,587,442
---------------------------------------------------------------------------------------------------------------------
   4,430,000  NJ EDA (School Facilities Construction)                         5.125      03/01/2030         4,578,937
---------------------------------------------------------------------------------------------------------------------
     635,000  NJ EDA (St. Barnabas Medical Center)                            5.375      07/01/2027           654,660
---------------------------------------------------------------------------------------------------------------------
   1,215,000  NJ EDA (St. Francis Life Care Corp.)                            5.700      10/01/2017         1,243,176
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ EDA (St. Francis Life Care Corp.)                            5.750      10/01/2023         2,045,180
---------------------------------------------------------------------------------------------------------------------
     480,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2019           490,579
---------------------------------------------------------------------------------------------------------------------
     510,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2020           520,868
---------------------------------------------------------------------------------------------------------------------
     545,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2021           556,298
---------------------------------------------------------------------------------------------------------------------
     575,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2022           586,506
---------------------------------------------------------------------------------------------------------------------
     610,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2023           621,938
---------------------------------------------------------------------------------------------------------------------
     650,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2024           662,545
---------------------------------------------------------------------------------------------------------------------
     690,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2025           703,007
---------------------------------------------------------------------------------------------------------------------
     115,000  NJ EDA (The Presbyterian Home at Montgomery)                    6.375      11/01/2031           121,180
---------------------------------------------------------------------------------------------------------------------
   3,770,000  NJ EDA (Trigen-Trenton District Energy Company)                 6.200      12/01/2010         3,808,567
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125      07/01/2018            19,495
---------------------------------------------------------------------------------------------------------------------
   2,370,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125      07/01/2025         2,260,838
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (United Methodist Homes of New Jersey)                   7.200      07/01/2010            25,292
---------------------------------------------------------------------------------------------------------------------
     420,000  NJ EDA (United Water New Jersey)                                5.000      11/01/2028           425,662
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ EDA (YMCA of Fanwood-Scotch Plains)                          6.375      12/01/2007            10,016
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ EDA Retirement Community (Cedar Crest Village)               7.250      11/15/2021         2,174,280
---------------------------------------------------------------------------------------------------------------------
   2,100,000  NJ EDA Retirement Community (Seabrook Village)                  8.000      11/15/2015         2,357,502
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ EDA (School Facilities Construction) 3,4                     5.000      09/01/2024         8,552,600
---------------------------------------------------------------------------------------------------------------------
  18,080,000  NJ EDA (School Facilities Construction) 3,4                     5.125      03/01/2028        18,713,794
---------------------------------------------------------------------------------------------------------------------
  36,180,000  NJ EDA (School Facilities Construction) 3,4                     5.125      03/01/2030        37,396,372
---------------------------------------------------------------------------------------------------------------------
      90,000  NJ Educational Facilities Authority
              (Beth Medrash Govoha America)                                   6.375      07/01/2030            94,958
---------------------------------------------------------------------------------------------------------------------
     825,000  NJ Educational Facilities Authority (Caldwell College)          7.250      07/01/2025           834,710
---------------------------------------------------------------------------------------------------------------------
     625,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series D                      5.250      07/01/2032           634,563
---------------------------------------------------------------------------------------------------------------------
  15,000,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series D                      6.000      07/01/2025        16,208,400
---------------------------------------------------------------------------------------------------------------------
   1,235,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series G                      5.700      07/01/2028         1,277,101
---------------------------------------------------------------------------------------------------------------------
   3,540,000  NJ Educational Facilities Authority
              (Georgian Court College)                                        6.500      07/01/2033         3,906,886
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Educational Facilities Authority
              (Institute for Advance Study)                                   5.000      07/01/2028            25,602
---------------------------------------------------------------------------------------------------------------------
     185,000  NJ Educational Facilities Authority (Monmouth University)       5.625      07/01/2013           185,163
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ Educational Facilities Authority (Monmouth University)       5.800      07/01/2022         2,058,900


                   26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$  2,855,000  NJ Educational Facilities Authority
              (Montclaire State University)                                   5.000%     07/01/2024      $  2,990,184
---------------------------------------------------------------------------------------------------------------------
   1,590,000  NJ Educational Facilities Authority
              (Montclaire State University)                                   5.000      07/01/2031         1,652,328
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Educational Facilities Authority (Princeton University)      5.000      07/01/2029            25,409
---------------------------------------------------------------------------------------------------------------------
     280,000  NJ Educational Facilities Authority (St. Peter's College)       5.500      07/01/2027           281,355
---------------------------------------------------------------------------------------------------------------------
   1,345,000  NJ Educational Facilities Authority
              (Stevens Institute of Technology)                               5.250      07/01/2032         1,379,015
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2014           101,109
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2015            20,222
---------------------------------------------------------------------------------------------------------------------
     315,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2021           318,443
---------------------------------------------------------------------------------------------------------------------
     705,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2021           712,706
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2025           101,090
---------------------------------------------------------------------------------------------------------------------
     190,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2025           192,071
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Environmental Infrastructure                                 5.000      09/01/2020            82,674
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Allegany Health System Obligated Group)                        5.200      07/01/2018            10,299
---------------------------------------------------------------------------------------------------------------------
      65,000  NJ Health Care Facilities Financing Authority
              (Atlantic Health Systems Hospital Corp.)                        5.375      07/01/2019            67,075
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Atlantic Health Systems)                                       5.000      07/01/2027            50,839
---------------------------------------------------------------------------------------------------------------------
     475,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.150      07/01/2020           479,973
---------------------------------------------------------------------------------------------------------------------
     750,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.375      07/01/2025           755,280
---------------------------------------------------------------------------------------------------------------------
     500,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.625      07/01/2035           503,915
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Burdette Tomlin Memorial Hospital)                             6.500      07/01/2012            10,039
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Catholic Health East)                                          5.375      11/15/2033            10,352
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (Childrens Specialized Hospital)                                5.500      07/01/2036         1,034,840
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Chilton Memorial Hospital)                                     5.000      07/01/2013            50,024
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Health Care Facilities Financing Authority
              (CMC/KMCC Obligated Group)                                      5.500      07/01/2027            25,800


                   27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$    125,000  NJ Health Care Facilities Financing Authority
              (CMMC/CMHS Obligated Group)                                     5.000%     07/01/2025      $    126,841
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (Columbus Hospital)                                             7.500      07/01/2021         1,001,340
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (CoMC/KMCC Obligated Group)                                     5.500      07/01/2017            51,652
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ Health Care Facilities Financing Authority
              (Englewood Hospital) 3,4                                        5.250      08/01/2025         8,390,440
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital)                           5.000      09/15/2026            15,538
---------------------------------------------------------------------------------------------------------------------
   7,480,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2026         7,735,573
---------------------------------------------------------------------------------------------------------------------
   4,000,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2027         4,136,670
---------------------------------------------------------------------------------------------------------------------
   4,000,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2028         4,136,670
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Health Care Facilities Financing Authority
              (Hackensack University Medical Center)                          5.000      01/01/2028            30,421
---------------------------------------------------------------------------------------------------------------------
   1,250,000  NJ Health Care Facilities Financing Authority
              (Holy Name Hospital)                                            5.000      07/01/2036         1,246,100
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Health Care Facilities Financing Authority
              (Holy Name Hospital)                                            6.000      07/01/2025            15,446
---------------------------------------------------------------------------------------------------------------------
   2,500,000  NJ Health Care Facilities Financing Authority
              (Hunterdon Medical Center)                                      5.125      07/01/2035         2,527,600
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Health Care Facilities Financing Authority
              (ONP/MHC Obligated Group)                                       5.375      07/01/2024            26,075
---------------------------------------------------------------------------------------------------------------------
      55,000  NJ Health Care Facilities Financing Authority
              (Palisades Medical Center)                                      5.250      07/01/2028            55,696
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ Health Care Facilities Financing Authority
              (Raritan Bay Medical Center)                                    7.250      07/01/2014         1,543,800
---------------------------------------------------------------------------------------------------------------------
     130,000  NJ Health Care Facilities Financing Authority
              (Raritan Bay Medical Center)                                    7.250      07/01/2027           132,964
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority (RWJ Health
              Care Corp/RWJ Hospital at Hamilton Obligated Group)             5.000      07/01/2025         1,024,900
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ Health Care Facilities Financing Authority (RWJ
              University Hospital)                                            5.000      07/01/2035         8,140,800
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority (RWJ
              University Hospital)                                            5.750      07/01/2025         1,053,740
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (Society of the Valley Hospital)                                5.500      07/01/2020            21,058
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (Somerset Medical Center)                                       5.500      07/01/2033            20,431
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (South Jersey Hospital System)                                  6.000      07/01/2032            21,154


                   28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$     25,000  NJ Health Care Facilities Financing Authority
              (St. Barnabas Corp.)                                            5.000%     07/01/2024      $     25,419
---------------------------------------------------------------------------------------------------------------------
   4,845,000  NJ Health Care Facilities Financing Authority
              (St. Clare's Hospital)                                          5.250      07/01/2021         5,086,233
---------------------------------------------------------------------------------------------------------------------
     255,000  NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)                        5.750      07/01/2016           260,447
---------------------------------------------------------------------------------------------------------------------
     800,000  NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)                        6.000      07/01/2026           817,304
---------------------------------------------------------------------------------------------------------------------
       5,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2012             5,004
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2013            20,016
---------------------------------------------------------------------------------------------------------------------
     185,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2021           185,551
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (St. Peter's University Hospital/Margaret McLaughlin
              McCarrick Care Center Obligated Group)                          6.875      07/01/2030         1,097,720
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Health Care Facilities Financing Authority
              (The Medical Center at Princeton)                               5.000      07/01/2028            45,895
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (THGS\THGSF Obligated Group)                                    5.200      07/01/2031            51,214
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Trinitas Hospital/Marillac Corp. Obligated Group)              7.400      07/01/2020            55,272
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ HFA                                                          5.250      11/01/2015            15,010
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ HFA                                                          5.375      11/01/2008            45,038
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Higher Education Assistance Authority (Student Loans)        5.250      06/01/2018            10,104
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Higher Education Assistance Authority (Student Loans)        5.800      06/01/2016            45,151
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Higher Education Assistance Authority (Student Loans)        5.900      07/01/2009            30,273
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Higher Education Assistance Authority (Student Loans)        6.000      07/01/2012            30,046
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Higher Education Assistance Authority (Student Loans)        6.125      07/01/2009            20,033
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Higher Education Assistance Authority (Student Loans)        6.125      07/01/2015            15,030
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   5.250      10/01/2018            20,407
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   6.125      10/01/2021            15,095
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.650      11/01/2026         1,505,160
---------------------------------------------------------------------------------------------------------------------
   1,600,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.800      11/01/2036         1,602,352
---------------------------------------------------------------------------------------------------------------------
   2,335,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.900      11/01/2026         2,351,579
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               5.000      11/01/2036         1,004,520
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Hsg. & Mortgage Finance Agency (Multifamily)                 5.400      11/01/2028            81,653
---------------------------------------------------------------------------------------------------------------------
     200,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.550      05/01/2027           206,300
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.650      05/01/2040            46,438
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Hsg. & Mortgage Finance Agency, Series B                     5.850      11/01/2012            31,301
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Hsg. & Mortgage Finance Agency, Series B                     6.150      11/01/2020            84,101


                   29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$    100,000  NJ Hsg. & Mortgage Finance Agency, Series E1                    5.750%     05/01/2025      $    103,844
---------------------------------------------------------------------------------------------------------------------
   5,230,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   4.875      10/01/2026         5,255,366
---------------------------------------------------------------------------------------------------------------------
     935,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   5.000      10/01/2036           951,260
---------------------------------------------------------------------------------------------------------------------
      35,000  NJ Hsg. & Mortgage Finance Agency, Series N                     5.900      10/01/2012            35,101
---------------------------------------------------------------------------------------------------------------------
   1,085,000  NJ Hsg. & Mortgage Finance Agency, Series S 1                   5.950      10/01/2017         1,099,062
---------------------------------------------------------------------------------------------------------------------
      75,000  NJ Hsg. & Mortgage Finance Agency, Series T                     5.600      04/01/2017            77,202
---------------------------------------------------------------------------------------------------------------------
   1,340,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.750      04/01/2018         1,374,505
---------------------------------------------------------------------------------------------------------------------
     480,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.850      04/01/2029           491,640
---------------------------------------------------------------------------------------------------------------------
      75,000  NJ Hsg. & Mortgage Finance Agency, Series V                     5.250      04/01/2026            76,724
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Sports & Exposition Authority, Series A                      5.000      01/01/2010            10,009
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Sports & Exposition Authority, Series A                      5.125      01/01/2016            15,015
---------------------------------------------------------------------------------------------------------------------
     200,000  NJ Sports & Exposition Authority, Series A                      5.200      01/01/2020           200,206
---------------------------------------------------------------------------------------------------------------------
     565,000  NJ Sports & Exposition Authority, Series A                      5.200      01/01/2024           565,514
---------------------------------------------------------------------------------------------------------------------
     375,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.375      06/01/2018           380,779
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750      06/01/2016            10,393
---------------------------------------------------------------------------------------------------------------------
  17,430,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750      06/01/2032        18,239,972
---------------------------------------------------------------------------------------------------------------------
  12,760,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.000      06/01/2037        13,480,302
---------------------------------------------------------------------------------------------------------------------
  16,660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.125      06/01/2042        17,704,915
---------------------------------------------------------------------------------------------------------------------
  19,200,000  NJ Tobacco Settlement Financing Corp. (TASC) 3,4                6.125      06/01/2042        20,404,320
---------------------------------------------------------------------------------------------------------------------
   3,860,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.250      06/01/2043         4,188,332
---------------------------------------------------------------------------------------------------------------------
   1,080,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.375      06/01/2032         1,177,686
---------------------------------------------------------------------------------------------------------------------
  10,280,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.750      06/01/2039        11,540,122
---------------------------------------------------------------------------------------------------------------------
     660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    7.000      06/01/2041           752,545
---------------------------------------------------------------------------------------------------------------------
     800,000  NJ Tobacco Settlement Financing Corp. Fixed Receipts            6.125      06/01/2042           850,184
---------------------------------------------------------------------------------------------------------------------
   5,000,000  NJ Transit Corp. COP (Federal Transportation
              Administration Grants) 3,4                                      6.125      09/15/2014         5,341,225
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Wastewater Treatment Trust                                   5.250      09/01/2016            51,063
---------------------------------------------------------------------------------------------------------------------
      25,000  Pleasantville School District COP                               5.500      10/01/2013            25,459
---------------------------------------------------------------------------------------------------------------------
   1,155,000  Port Authority  NY/NJ (JFK International Air Terminal)          5.750      12/01/2025         1,182,050
---------------------------------------------------------------------------------------------------------------------
   3,425,000  Port Authority  NY/NJ (KIAC)                                    6.750      10/01/2011         3,489,287
---------------------------------------------------------------------------------------------------------------------
   2,495,000  Port Authority  NY/NJ (KIAC)                                    6.750      10/01/2019         2,537,839
---------------------------------------------------------------------------------------------------------------------
      40,000  Port Authority  NY/NJ, 107th Series                             5.375      10/15/2014            40,501
---------------------------------------------------------------------------------------------------------------------
      25,000  Port Authority  NY/NJ, 119th Series                             5.500      09/15/2017            25,294
---------------------------------------------------------------------------------------------------------------------
   9,235,000  Port Authority  NY/NJ, 127th Series 3,4                         5.250      12/15/2032         9,598,360
---------------------------------------------------------------------------------------------------------------------
   2,500,000  Port Authority  NY/NJ, 134th Series                             5.000      07/15/2034         2,572,050
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Port Authority  NY/NJ, 135th Series                             5.000      03/15/2039         1,025,600
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Port Authority  NY/NJ, 140th Series                             5.000      12/01/2034         1,031,700
---------------------------------------------------------------------------------------------------------------------
  15,720,000  Port Authority  NY/NJ, 141st Series 3,4                         5.000      09/01/2024        16,187,906
---------------------------------------------------------------------------------------------------------------------
      75,000  Readington-Lebanon Sewage Authority                             5.250      01/01/2013            75,084
---------------------------------------------------------------------------------------------------------------------
      20,000  Riverside Township GO                                           5.450      12/01/2010            20,020


                   30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$    130,000  Salem County IPCFA (Atlantic City Electric Company)             5.600%     11/01/2025      $    130,124
---------------------------------------------------------------------------------------------------------------------
      25,000  Salem County IPCFA (Atlantic City Electric Company)             5.600      11/01/2025            25,024
---------------------------------------------------------------------------------------------------------------------
     770,000  Salem County IPCFA (Public Service Electric & Gas)              5.200      03/01/2025           770,377
---------------------------------------------------------------------------------------------------------------------
   1,850,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.450      02/01/2032         1,867,427
---------------------------------------------------------------------------------------------------------------------
   1,120,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.750      04/01/2031         1,189,541
---------------------------------------------------------------------------------------------------------------------
   3,000,000  South Brunswick Township Board of Education                     5.250      08/01/2022         3,034,650
---------------------------------------------------------------------------------------------------------------------
     120,000  South Jersey Transit Authority (The Raytheon Company)           6.150      01/01/2022           123,401
---------------------------------------------------------------------------------------------------------------------
   3,980,000  Union County Improvement Authority
              (Juvenile Detention Center)                                     5.500      05/01/2034         4,306,559
---------------------------------------------------------------------------------------------------------------------
      65,000  Union County Improvement Authority (Linden Airport)             5.000      03/01/2028            65,750
---------------------------------------------------------------------------------------------------------------------
      15,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028            15,165
---------------------------------------------------------------------------------------------------------------------
     240,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028           242,635
---------------------------------------------------------------------------------------------------------------------
      50,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028            50,549
---------------------------------------------------------------------------------------------------------------------
      15,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.000      06/01/2016            15,301
---------------------------------------------------------------------------------------------------------------------
     225,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.000      06/01/2023           227,525
---------------------------------------------------------------------------------------------------------------------
      80,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.350      06/01/2023            82,158
---------------------------------------------------------------------------------------------------------------------
      25,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2017            25,697
---------------------------------------------------------------------------------------------------------------------
      70,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2018            71,950
---------------------------------------------------------------------------------------------------------------------
     150,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2019           154,179
---------------------------------------------------------------------------------------------------------------------
      60,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2020            61,672
---------------------------------------------------------------------------------------------------------------------
      15,000  University of Medicine & Dentistry of NJ                        6.750      12/01/2009            15,057
                                                                                                         ------------
                                                                                                          508,542,646

---------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--27.9%
   2,500,000  Guam Government Waterworks Authority &
              Wastewater System                                               5.875      07/01/2035         2,614,525
---------------------------------------------------------------------------------------------------------------------
   3,900,000  Guam Government Waterworks Authority &
              Wastewater System                                               6.000      07/01/2025         4,144,452
---------------------------------------------------------------------------------------------------------------------
   1,250,000  Northern Mariana Islands Ports Authority, Series A              5.500      03/15/2031         1,237,438
---------------------------------------------------------------------------------------------------------------------
   1,390,000  Northern Mariana Islands, Series A                              6.250      03/15/2028         1,439,011
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Northern Mariana Islands, Series A                              6.750      10/01/2033         5,557,700
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Aqueduct & Sewer Authority                          5.000      07/01/2019         5,098,300
---------------------------------------------------------------------------------------------------------------------
   7,000,000  Puerto Rico Children's Trust Fund (TASC) 1                      5.500      05/15/2039         7,189,420
---------------------------------------------------------------------------------------------------------------------
     900,000  Puerto Rico Children's Trust Fund (TASC)                        5.625      05/15/2043           926,307
---------------------------------------------------------------------------------------------------------------------
  94,000,000  Puerto Rico Children's Trust Fund (TASC)                        6.310 6    05/15/2050         5,939,860


                   31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$ 26,000,000  Puerto Rico Children's Trust Fund (TASC)                        7.030% 6   05/15/2055      $    866,060
---------------------------------------------------------------------------------------------------------------------
     350,000  Puerto Rico Commonwealth GO                                     5.000      07/01/2025           353,976
---------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Commonwealth GO                                     5.000      07/01/2026            50,254
---------------------------------------------------------------------------------------------------------------------
  12,015,000  Puerto Rico Commonwealth GO 1                                   5.000      07/01/2027        12,115,806
---------------------------------------------------------------------------------------------------------------------
   3,170,000  Puerto Rico Commonwealth GO                                     5.125      07/01/2031         3,212,446
---------------------------------------------------------------------------------------------------------------------
   5,775,000  Puerto Rico Electric Power Authority, Series NN                 5.125      07/01/2029         5,935,430
---------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico Highway & Transportation Authority, Series D        5.375      07/01/2036            32,457
---------------------------------------------------------------------------------------------------------------------
   2,180,000  Puerto Rico Highway & Transportation Authority, Series G        5.000      07/01/2042         2,183,946
---------------------------------------------------------------------------------------------------------------------
   1,075,000  Puerto Rico Highway & Transportation Authority, Series J        5.000      07/01/2034         1,084,750
---------------------------------------------------------------------------------------------------------------------
   2,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125      07/01/2039         2,023,780
---------------------------------------------------------------------------------------------------------------------
   4,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2027         4,041,400
---------------------------------------------------------------------------------------------------------------------
   5,145,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2030         5,205,711
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2035         1,009,630
---------------------------------------------------------------------------------------------------------------------
   9,500,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2040         9,528,025
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Infrastructure                                      5.000      07/01/2037         5,039,150
---------------------------------------------------------------------------------------------------------------------
   9,750,000  Puerto Rico Infrastructure                                      5.000      07/01/2041         9,771,840
---------------------------------------------------------------------------------------------------------------------
     100,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375      02/01/2019           102,039
---------------------------------------------------------------------------------------------------------------------
     555,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375      02/01/2029           563,408
---------------------------------------------------------------------------------------------------------------------
   1,710,000  Puerto Rico ITEMECF (Cogeneration Facilities)                   6.625      06/01/2026         1,861,181
---------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico ITEMECF (Dr. Pila Hospital)                         6.250      08/01/2032            30,206
---------------------------------------------------------------------------------------------------------------------
     265,000  Puerto Rico ITEMECF
              (SEAM/Hospital Espanol Auxillio Obligated Group)                6.250      07/01/2024           267,086
---------------------------------------------------------------------------------------------------------------------
   3,250,000  Puerto Rico Municipal Finance Agency, Series A                  5.250      08/01/2025         3,373,923
---------------------------------------------------------------------------------------------------------------------
  10,660,000  Puerto Rico Port Authority (American Airlines), Series A        6.250      06/01/2026        10,575,146
---------------------------------------------------------------------------------------------------------------------
   1,990,000  Puerto Rico Port Authority (American Airlines), Series A 1      6.300      06/01/2023         1,985,284
---------------------------------------------------------------------------------------------------------------------
      55,000  Puerto Rico Port Authority, Series D                            6.000      07/01/2021            55,679
---------------------------------------------------------------------------------------------------------------------
  10,000,000  Puerto Rico Public Buildings Authority                          5.250      07/01/2029        10,356,300
---------------------------------------------------------------------------------------------------------------------
  12,545,000  Puerto Rico Public Buildings Authority                          5.250      07/01/2033        12,975,294
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Public Buildings Authority, Series D                5.125      07/01/2024         1,017,810
---------------------------------------------------------------------------------------------------------------------
   1,435,000  Puerto Rico Public Buildings Authority, Series D 1              5.250      07/01/2036         1,472,683
---------------------------------------------------------------------------------------------------------------------
   2,950,000  Puerto Rico Public Finance Corp., Series E                      5.500      08/01/2029         3,087,057
---------------------------------------------------------------------------------------------------------------------
   2,350,000  University of Puerto Rico, Series O                             5.375      06/01/2030         2,360,270
---------------------------------------------------------------------------------------------------------------------
     150,000  University of V.I., Series A                                    5.250      12/01/2023           153,392
---------------------------------------------------------------------------------------------------------------------
     710,000  University of V.I., Series A                                    5.375      06/01/2034           735,106
---------------------------------------------------------------------------------------------------------------------
   1,000,000  University of V.I., Series A                                    6.000      12/01/2024         1,061,360
---------------------------------------------------------------------------------------------------------------------
      40,000  University of V.I., Series A                                    6.250      12/01/2029            42,838
---------------------------------------------------------------------------------------------------------------------
      60,000  V.I. HFA, Series A                                              6.500      03/01/2025            60,379
---------------------------------------------------------------------------------------------------------------------
   5,000,000  V.I. Public Finance Authority (Hovensa Coker) 1                 6.500      07/01/2021         5,609,400
---------------------------------------------------------------------------------------------------------------------
     540,000  V.I. Public Finance Authority, Series A                         6.125      10/01/2029           581,499
---------------------------------------------------------------------------------------------------------------------
   1,515,000  V.I. Public Finance Authority, Series A                         6.375      10/01/2019         1,654,213


                   32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    300,000  V.I. Public Finance Authority, Series E                         5.875%     10/01/2018      $    313,119
---------------------------------------------------------------------------------------------------------------------
   2,500,000  V.I. Public Finance Authority, Series E                         6.000      10/01/2022         2,604,650
---------------------------------------------------------------------------------------------------------------------
  11,100,000  V.I. Tobacco Settlement Financing Corp.                         6.230 6    05/15/2035         1,895,436
---------------------------------------------------------------------------------------------------------------------
   1,100,000  V.I. Tobacco Settlement Financing Corp.                         6.500 6    05/15/2035           174,845
---------------------------------------------------------------------------------------------------------------------
   2,050,000  V.I. Tobacco Settlement Financing Corp.                         6.880 6    05/15/2035           293,519
---------------------------------------------------------------------------------------------------------------------
   3,100,000  V.I. Tobacco Settlement Financing Corp.                         7.630 6    05/15/2035           364,994
---------------------------------------------------------------------------------------------------------------------
     290,000  V.I. Water & Power Authority                                    5.300      07/01/2018           293,715
---------------------------------------------------------------------------------------------------------------------
     175,000  V.I. Water & Power Authority                                    5.300      07/01/2021           176,238
                                                                                                         ------------
                                                                                                          162,699,743

---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $650,116,578)--115.0%                                                   671,242,389
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--(15.0%)                                                                  (87,479,107)
                                                                                                         ------------
NET ASSETS--100.0%                                                                                       $583,763,282
                                                                                                         ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $20,225, which represents less than 0.005% of the Fund's net assets. See Note 5 of accompanying Notes.

3. Security represents the UNDERLYING MUNICIPAL bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4. Security has been restated. See Note 9 of accompanying Notes.

5. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CMC         Carolinas Medical Center
CMHS        Clara Maass Health System
CMMC        Clara Maass Medical Center
COP         Certificates of Participation
CoMC        Community Medical Center
DRIVERS     Derivative Inverse Tax Exempt Receipts
EDA         Economic Devel. Authority
GO          General Obligation
HDC         Housing Devel. Corp.
HFA         Housing Financing Agency
HFC         Housing Finance Corp.
IPCFA       Industrial Pollution Control Financing Authority
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities
JFK         John Fitzgerald Kennedy
KMCC        Kensington Manor Care Center
MHC         Meridian Hospitals Corp.
NY/NJ       New York/New Jersey
ONP         Ocean Nursing Pavillion, Inc.
PA/NJ       Pennsylvania/New Jersey
PCFA        Pollution Control Finance Authority
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
RWJ         Robert Wood Johnson
SEAM        Sociedad Espanola de Auxilio Mutuo
TASC        Tobacco Settlement Asset-Backed Bonds
V.I.        United States Virgin Islands
YMCA        Young Men's Christian Assoc.


                   33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                 VALUE 1      PERCENT 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                        $ 106,379,991           15.8%
Education                                             93,943,005           14.0
Hospital/Health Care                                  53,627,200            8.0
Airlines                                              49,380,385            7.4
Marine/Aviation Facilities                            45,496,234            6.8
Water Utilities                                       38,720,867            5.8
Higher Education                                      38,109,109            5.7
Municipal Leases                                      36,087,582            5.4
Adult Living Facilities                               31,967,946            4.8
General Obligation                                    31,162,260            4.6
Sales Tax Revenue                                     25,736,513            3.8
Highways/Railways                                     25,165,080            3.7
Electric Utilities                                    20,136,518            3.0
Single Family Housing                                 15,899,945            2.4
Pollution Control                                     14,585,726            2.2
Hotels, Restaurants & Leisure                         12,935,296            1.9
Manufacturing, Non-Durable Goods                       7,779,072            1.2
Gas Utilities                                          6,256,981            0.9
Resource Recovery                                      5,984,909            0.9
Manufacturing, Durable Goods                           4,198,204            0.6
Multifamily Housing                                    3,070,126            0.5
Special Tax                                            2,912,325            0.4
Sports Facility Revenue                                  790,744            0.1
Student Loans                                            653,790            0.1
Sewer Utilities                                          237,457            0.0
Not-for-Profit Organization                               25,124            0.0
                                                   -----------------------------
Total                                              $ 671,242,389          100.0%
                                                   =============================

1. Restated. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $650,116,578)--see accompanying statement of investments   $  671,242,389
------------------------------------------------------------------------------------------------------
Cash                                                                                          567,438
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           24,563,200
Interest                                                                                    7,754,310
Shares of beneficial interest sold                                                          5,682,865
Other                                                                                          10,357
                                                                                       ---------------
Total assets                                                                              709,820,559

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                            101,645,000
Payable on borrowings (See Note 6)                                                         15,100,000
Investments purchased (including $6,435,000 purchased on a when-issued basis
or forward commitment)                                                                      7,303,560
Shares of beneficial interest redeemed                                                      1,350,075
Dividends                                                                                     430,731
Distribution and service plan fees                                                             71,345
Trustees' compensation                                                                         41,017
Shareholder communications                                                                     28,102
Interest expense                                                                               26,365
Transfer and shareholder servicing agent fees                                                  22,343
Other                                                                                          38,739
                                                                                       ---------------
Total liabilities                                                                         126,057,277

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  583,763,282
                                                                                       ===============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Paid-in capital                                                                        $  569,284,641
------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (414,967)
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                               (6,232,203)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 21,125,811
                                                                                       ---------------
NET ASSETS                                                                             $  583,763,282
                                                                                       ===============


                   35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$371,294,865 and 31,203,583 shares of beneficial interest outstanding)             $ 11.90
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                           $ 12.49
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,887,238
and 6,201,660 shares of beneficial interest outstanding)                           $ 11.91
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,581,179
and 11,637,962 shares of beneficial interest outstanding)                          $ 11.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                               $   28,247,516
------------------------------------------------------------------------------------------------------
Other income                                                                                      240
                                                                                       ---------------
Total investment income                                                                    28,247,756

------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                             2,537,206
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                       420,711
Class B                                                                                       612,026
Class C                                                                                       938,089
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                       113,870
Class B                                                                                        42,247
Class C                                                                                        49,723
------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                        33,173
Class B                                                                                        11,792
Class C                                                                                        13,806
------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)             2,905,165
------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                560,523
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         25,929
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        99
------------------------------------------------------------------------------------------------------
Other                                                                                         123,026
                                                                                       ---------------
Total expenses                                                                              8,387,385
Less waivers and reimbursements of expenses                                                  (313,080)
                                                                                       ---------------
Net expenses                                                                                8,074,305

------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      20,173,451

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (1,544,971)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                         (845,556)

------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $   17,782,924
                                                                                       ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                     2006              2005
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   20,173,451    $   11,777,338
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          (1,544,971)          359,429
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               (845,556)       25,172,214
                                                                              ---------------------------------
Net increase in net assets resulting from operations                              17,782,924        37,308,981

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (14,004,495)       (7,660,240)
Class B                                                                           (2,817,386)       (2,857,475)
Class C                                                                           (4,277,840)       (1,998,017)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          172,386,035        92,338,986
Class B                                                                           12,154,635         4,822,489
Class C                                                                           69,181,165        42,066,514

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                   250,405,038       164,021,238
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              333,358,244       169,337,006
                                                                              ---------------------------------
End of period (including accumulated net investment income (loss)
of $(414,967) and $511,303, respectively)                                     $  583,763,282    $  333,358,244
                                                                              =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets from operations                       $   17,782,924
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                  (365,658,602)
Proceeds from disposition of investment securities                   91,707,293
Short-term investment securities, net                               (25,687,352)
Premium amortization                                                  1,836,853
Discount accretion                                                     (339,081)
Net realized loss on investments                                      1,544,971
Net change in unrealized appreciation on investments                    845,556
Increase in interest receivable                                      (3,597,806)
Increase in receivable for securities sold                          (21,990,066)
Increase in other assets                                                 (3,208)
Decrease in payable for securities purchased                         (2,319,051)
Increase in payable for accrued expenses                                 73,420
                                                                 ---------------
Net cash used in operating activities                              (305,804,149)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from bank borrowing                                        239,400,000
Payments on bank borrowing                                         (235,900,000)
Proceeds from short-term floating rate notes issued                  69,615,000
Proceeds from shares sold                                           325,904,277
Payment on shares redeemed                                          (84,379,174)
Cash distributions paid                                              (8,766,166)
                                                                 ---------------
Net cash provided by financing activities                           305,873,937
--------------------------------------------------------------------------------
Net increase in cash                                                     69,788
--------------------------------------------------------------------------------
Cash, beginning balance                                                 497,650
                                                                 ---------------
Cash, ending balance                                             $      567,438
                                                                 ===============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $12,141,979

Cash paid for interest on bank borrowings--$554,187.

Cash paid for interest on short-term floating rate notes issued--$2,905,165.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.03      $    10.76      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .55 1           .62 1           .67            .67            .53
Net realized and unrealized gain (loss)                   (.09)           1.32             .23           (.52)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .46            1.94             .90            .15            .61
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.59)           (.67)           (.65)          (.63)          (.51)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.90      $    12.03      $    10.76     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.93%          18.46%           8.63%          1.21%          5.79%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  371,295      $  200,831      $   94,214     $   61,825     $   47,305
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  287,248      $  133,634      $   78,828     $   54,811     $   42,809
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.67%           5.41%           6.28%          6.24%          4.88%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              0.90%           0.91%           0.98%          1.02%          0.84%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            1.53%           1.26%           1.30%          1.28%          0.94%
Expenses after payments and waivers and
reduction to custodian expenses                           1.47%           1.06%           1.10%          1.08%          0.73% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS B   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.05      $    10.78      $    10.52     $    11.00     $    10.90
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .47 1           .54 1           .60            .59            .45
Net realized and unrealized gain (loss)                   (.11)           1.31             .23           (.53)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .36            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.05      $    10.78     $    10.52     $    11.00
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.03%          17.53%           7.92%          0.46%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   73,887      $   62,399      $   51,329     $   46,912     $   43,888
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   68,065      $   56,755      $   50,920     $   45,226     $   41,532
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.93%           4.74%           5.54%          5.46%          4.12%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.69%           1.68%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.32%           2.03%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.24%           1.83%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS C   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.04      $    10.77      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .46 1           .53 1           .59            .59            .44
Net realized and unrealized gain (loss)                   (.09)           1.32             .24           (.53)           .09
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .37            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.04      $    10.77     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.14%          17.54%           7.91%          0.45%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  138,581      $   70,128      $   23,795     $   17,784     $   12,664
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  104,423      $   40,717      $   20,470     $   16,770     $    9,831
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.90%           4.57%           5.53%          5.49%          4.10%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.66%           1.67%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.29%           2.02%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.23%           1.82%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                   43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $6,435,000 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $47,922,940 as of July 31, 2006, which represents 6.75% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying


                   44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $149,567,940 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $101,645,000 in short-term floating rate notes issued and outstanding at that date. See Note 9.

At July 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                           MATURITY      VALUE AS OF
AMOUNT           INVERSE FLOATER 1                      COUPON 2        DATE    JULY 31, 2006
---------------------------------------------------------------------------------------------
$ 2,000,000      NJ EDA (Public Schools Small
                 Project Loan Program) RITES              6.394%      9/1/24    $   2,552,600
  2,170,000      NJ EDA RITES 3                           6.491       3/1/27        2,454,010
  9,045,000      NJ EDA ROLs                              9.105       3/1/30       10,261,372
  4,520,000      NJ EDA ROLs                              9.105       3/1/28        5,153,794
  2,000,000      NJ Health Care Facilities
                 Financing Authority (Englewood
                 Hospital & Medical Center)
                 RITES                                    7.466       8/1/25        2,390,440
  3,870,000      NJ Health Care Facilities Financing
                 Authority DRIVERS                        8.126      9/15/28        4,398,913
  9,600,000      NJ Tobacco Settlement
                 Financing Corp. RITES                    7.117       6/1/42       10,804,320
  2,500,000      NJ Transit Corp. ROLs, Series 15         8.500      9/15/14        2,841,225
  3,930,000      Port Authority NY/NJ RITES               6.526       9/1/24        4,397,906
  2,305,000      Port Authority NY/NJ,
                 238th Series ROLs                        9.511     12/15/32        2,668,360
                                                                                -------------
                                                                                $  47,922,940
                                                                                =============

1. For a list of abbreviations used in the Inverse Floater table see the Portolio Abbreviation table on page 33 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by


                   45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $7,000,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $55,841                    $--             $6,067,308          $20,960,913

1. As of July 31, 2006, the Fund had $4,267,103 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:


                   46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                       EXPIRING
                       -------------------------------
                       2009                $ 2,565,622
                       2010                  1,551,532
                       2012                    115,750
                       2014                     34,199
                                           -----------
                       TOTAL               $ 4,267,103
                                           ===========

2. As of July 31, 2006, the Fund had $1,800,205 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2005, the Fund utilized $359,429 of capital loss carryforward to offset capital gains realized in that fiscal year.

      Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                    YEAR ENDED           YEAR ENDED
                                 JULY 31, 2006        JULY 31, 2005
-------------------------------------------------------------------
Distributions paid from:
Exempt-interest dividends          $21,099,721          $12,515,732

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities             $ 548,636,476
                                                      =============

           Gross unrealized appreciation              $  23,614,240
           Gross unrealized depreciation                 (2,653,327)
                                                      -------------
           Net unrealized appreciation                $  20,960,913
                                                      =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $16,386 and payments of $2,176 were made to retired trustees, resulting in an accumulated liability of $32,532 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining


                   47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets


                   48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        YEAR ENDED JULY 31, 2006       YEAR ENDED JULY 31, 2005
                                        SHARES            AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                                18,682,666    $  221,763,770     9,080,461    $ 105,520,260
Dividends and/or
distributions reinvested               685,948         8,140,403       376,131        4,339,946
Redeemed                            (4,853,455)      (57,518,138)   (1,520,910)     (17,521,220)
                                    ------------------------------------------------------------
Net increase                        14,515,159    $  172,386,035     7,935,682    $  92,338,986
                                    ============================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                                 1,835,126    $   21,799,263     1,585,776    $  18,264,106
Dividends and/or
distributions reinvested               136,533         1,622,906       142,260        1,635,223
Redeemed                              (948,989)      (11,267,534)   (1,312,398)     (15,076,840)
                                    ------------------------------------------------------------
Net increase                         1,022,670    $   12,154,635       415,638    $   4,822,489
                                    ============================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                                 7,000,353    $   83,208,814     3,958,354    $  46,014,401
Dividends and/or
distributions reinvested               200,285         2,378,670        90,223        1,044,143
Redeemed                            (1,385,935)      (16,406,319)     (434,529)      (4,992,030)
                                    ------------------------------------------------------------
Net increase                         5,814,703    $   69,181,165     3,614,048    $  42,066,514
                                    ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                    PREVIOUSLY STATED            RESTATED, SEE NOTE 9
                             PURCHASES          SALES         PURCHASES         SALES
-------------------------------------------------------------------------------------
Investment securities     $338,672,706   $165,508,680      $365,658,602   $91,707,293

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

               FEE SCHEDULE
               --------------------------------------------------
               Up to $200 million of net assets             0.60%
               Next $100 million of net assets              0.55
               Next $200 million of net assets              0.50
               Next $250 million of net assets              0.45
               Next $250 million of net assets              0.40
               Over $1 billion of net assets                0.35


                   49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $196,206 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,686,348 and $1,707,308, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                   50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                         CLASS A         CLASS B         CLASS C
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006           $549,821         $10,245        $107,185         $55,855

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager had voluntarily agreed to waive a portion of its management fee so the management fees will not exceed 0.40% of average annual net assets for each class of shares. During the year ended July 31, 2006, the Manager waived $313,080 of its management fees. Effective January 1, 2006 this waiver was withdrawn.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $12,612,877 at an average daily interest rate of 4.313%. The Fund had borrowings outstanding of $15,100,000 at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross


                   51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

loan repayments of $239,400,000 and $235,900,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $23,200,000. The Fund paid $54,534 in fees and $554,187 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the reinstatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                                                    PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                                  $ 569,597,389    $ 671,242,389
   Cost of investments                                                      548,636,476      650,116,578*
   Total assets                                                             608,175,559      709,820,559
LIABILITIES
   Payable for short-term floating rate notes issued                                N/A      101,645,000
   Total liabilities                                                         24,412,277      126,057,277
NET ASSETS
   Accumulated net realized loss on investments                              (6,067,305)      (6,232,203)*
   Net unrealized appreciation on investments                                20,960,913       21,125,811*

* The restated amounts include an increase to "Accumulated net realized loss on investments," a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $454,331 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

                                                                    PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                               $  25,342,351    $  28,247,516
   Total investment income                                                   25,342,591       28,247,756
EXPENSES
   Interest expense and fees from short-term floating rate notes issued             N/A        2,905,165
   Total expenses                                                             5,482,220        8,387,385
   Net expenses                                                               5,169,140        8,074,305
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments                                          (1,834,404)      (1,544,971)
   Net change in unrealized appreciation on investments                        (556,123)        (845,556)


                   53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING JULY 31,
2006 AND 2005

OPERATIONS 2006                                                     PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------
  Net realized loss                                                       $  (1,834,404)   $  (1,544,971)
  Net change in unrealized appreciation                                        (556,123)        (845,556)

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003 AND 2002

RATIOS TO AVERAGE        INTEREST AND                           EXPENSES AFTER
NET ASSETS:                   FEES ON                             PAYMENTS AND
                           SHORT-TERM                              WAIVERS AND     PORTFOLIO
                        FLOATING RATE                             REDUCTION TO      TURNOVER
                         NOTES ISSUED    TOTAL EXPENSES     CUSTODIAN EXPENSES          RATE
---------------------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                     N/A              0.90%                  0.84%           44%
2006  Restated                   0.63%             1.53%                  1.47%           19%
2005 Previously
      Reported                    N/A              0.91%                  0.71%            8%
2005  Restated                   0.35%             1.26%                  1.06%            7%
2004  Previously
      Reported                    N/A              0.98%                  0.78%           25%
2004  Restated                   0.32%             1.30%                  1.10%           14%
2003  Previously
      Reported                    N/A              1.02%                  0.82%           93%
2003  Restated                   0.26%             1.28%                  1.08%           62%
2002  Previously
      Reported                    N/A              0.84%                  0.63%           26%
2002  Restated                   0.10%             0.94%                  0.73%           25%

---------------------------------------------------------------------------------------------
CLASS B
2006  Previously
      Reported                    N/A              1.69%                  1.61%           44%
2006  Restated                   0.63%             2.32%                  2.24%           19%
2005  Previously
      Reported                    N/A              1.68%                  1.48%            8%
2005  Restated                   0.35%             2.03%                  1.83%            7%
2004  Previously
      Reported                    N/A              1.73%                  1.53%           25%
2004  Restated                   0.32%             2.05%                  1.85%           14%
2003  Previously
      Reported                    N/A              1.78%                  1.58%           93%
2003  Restated                   0.26%             2.04%                  1.84%           62%
2002  Previously
      Reported                    N/A              1.60%                  1.39%           26%
2002  Restated                   0.10%             1.70%                  1.49%           25%


                   54 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

RATIOS TO AVERAGE        INTEREST AND                           EXPENSES AFTER
NET ASSETS:                   FEES ON                             PAYMENTS AND
                           SHORT-TERM                              WAIVERS AND     PORTFOLIO
                        FLOATING RATE                             REDUCTION TO      TURNOVER
                         NOTES ISSUED    TOTAL EXPENSES     CUSTODIAN EXPENSES          RATE
---------------------------------------------------------------------------------------------
CLASS C
2006  Previously
      Reported                    N/A              1.66%                  1.60%           44%
2006  Restated                   0.63%             2.29%                  2.23%           19%
2005  Previously
      Reported                    N/A              1.67%                  1.47%            8%
2005  Restated                   0.35%             2.02%                  1.82%            7%
2004  Previously
      Reported                    N/A              1.73%                  1.53%           25%
2004  Restated                   0.32%             2.05%                  1.85%           14%
2003  Previously
      Reported                    N/A              1.78%                  1.58%           93%
2003  Restated                   0.26%             2.04%                  1.84%           62%
2002  Previously
      Reported                    N/A              1.60%                  1.39%           26%
2002  Restated                   0.10%             1.70%                  1.49%           25%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                   55 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9, the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.


KPMG LLP

Denver, Colorado
September 14, 2006 (Except for Notes 3 and 9, for which the date is February 20, 2007.)


                   56 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   57 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   58 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/
FUND, LENGTH OF SERVICE, AGE                DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY
                                            OVERSEEN BY TRUSTEE
INDEPENDENT                                 THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                                    CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM
                                            OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                         Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board                       Attorney at Hogan & Hartson (law firm) (since June 1993); Director of
of Trustees (since 2003),                   Covanta Holding Corp. (waste-to-energy company) (since 2002); Director of
Trustee (since 1993)                        Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Age: 75                                     (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of
                                            Texas Instruments (1993-2001); Director of FMC Corporation (1993-2001).
                                            Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                            Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)                        foundation) (since 2005); Director of ICI Education Foundation (education
Age: 65                                     foundation) (since October 1991); President of the Investment Company
                                            Institute (trade association) (October 1991-June 2004); Director of ICI
                                            Mutual Insurance Company (insurance company) (October 1991-June 2004).
                                            Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                            A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in
Trustee (since 1993)                        the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,                       Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 1999)                        Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 67                                     Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                                            Foundation (since 2001); Chair of Science Initiative Group (since 1999);
                                            Member of the American Philosophical Society (since 1996); Trustee of
                                            Woodward Academy (since 1983); Foreign Associate of Third World Academy of
                                            Sciences; Director of the Institute for Advanced Study (1991-2004); Director
                                            of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                            University (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                             Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                        1998); and Senior Vice President and General Auditor of American Express
Age: 63                                     Company (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                             Director of Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)                        adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 54                                     (privately-held financial adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                            1998-December 2001); Member of the Finance and Budget Committee of the
                                            Council on Foreign Relations, the Investment Committee of the Episcopal
                                            Church of America, the Investment Committee and Board of Human Rights Watch
                                            and the Investment Committee of Historic Hudson Valley. Oversees 43
                                            portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                         Director of Dominion Resources, Inc. (electric utility holding company)
Trustee (since 1989)                        (February 1972-October 2005); Former Director of Prime Retail, Inc. (real
Age: 79                                     estate investment trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American Motorists Insurance


                   59 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                         Company and American Manufacturers Mutual Insurance Company; Former
Continued                                   President and Chief Executive Officer of The Conference Board, Inc.
                                            (international economic and business research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,                   Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)                        consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                                     International House (non-profit educational organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc.
                                            (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air
                                            Command, U.S. Air Force (1954-1958). Oversees 43 portfolios in the
                                            OppenheimerFunds complex.

JOSEPH M. WIKLER,                           Director of the following medical device companies: Medintec (since 1992)
Trustee (since 2005)                        and Cathco (since 1996); Director of Lakes Environmental Association (since
Age: 65                                     1996); Member of the Investment Committee of the Associated Jewish Charities
                                            of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                                            (1994-December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                              President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2005)                        production company) (since 1994); Vice President, Secretary and Treasurer of
Age: 58                                     Wold Trona Company, Inc. (soda ash processing and production) (since 1996);
                                            Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                                            Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                            Director and Chairman of the Denver Branch of the Federal Reserve Bank of
                                            Kansas City (1993-1999); and Director of PacifiCorp. (electric utility)
                                            (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                            General Partner of Odyssey Partners, L.P. (hedge fund) (since September
Trustee (since 2005)                        1995); Director of Special Value Opportunities Fund, LLC (registered
Age: 63                                     investment company) (since September 2004); Member of Zurich Financial
                                            Investment Advisory Board (insurance) (since October 2004); Board of
                                            Governing Trustees of The Jackson Laboratory (non-profit) (since August
                                            1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment
                                            Partners, LLC (private equity investment) (January 1999-September 2004);
                                            Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                            (August 1990-September 2001) (economics research); Director of Ray &
                                            Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                          THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                                 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE
                                            FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                            REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                            RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                            POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                             Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee, President and                      President (since September 2000) of the Manager; President and a director or
Principal Executive Officer                 trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                                Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 57                                     Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                            Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                            (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                            Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                            (transfer agent


                   60 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

JOHN V. MURPHY,                             subsidiaries of the Manager) (since July 2001); President and Director of
Continued                                   OppenheimerFunds Legacy Program (charitable trust program established by the
                                            Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                            Centennial Asset Management Corporation, Trinity Investment Management
                                            Corporation and Tremont Capital Management, Inc. (since November 2001),
                                            HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                            (since July 2001); President (since November 1, 2001) and Director (since
                                            July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                                            President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation
                                            (holding company parent of Babson Capital Management LLC) (since June 1995);
                                            Member of the Investment Company Institute's Board of Governors (since
                                            October 3, 2003); Chief Operating Officer of the Manager (September
                                            2000-June 2001); President and Trustee of MML Series Investment Fund and
                                            MassMutual Select Funds (open-end investment companies) (November
                                            1999-November 2001); Director of C.M. Life Insurance Company (September
                                            1999-August 2000); President, Chief Executive Officer and Director of MML
                                            Bay State Life Insurance Company (September 1999-August 2000); Director of
                                            Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                            Emerald Isle Bancorp) (June 1989-June 1998). Oversees 91 portfolios in the
                                            OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR.
OF THE FUND                                 ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                            10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL,
                                            COLORADO 80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS,
                                            350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE
                                            TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                         Senior Vice President of the Manager since January 1996; Chairman of the
Vice President (since 2002)                 Rochester Division of the Manager since January 1996; an officer of 14
Age: 57                                     portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                         Vice President of the Manager since April 2001. An officer of 14 portfolios
Vice President and Portfolio                in the OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                           Vice President of the Manager since 2002; portfolio manager and trader at
Vice President and Portfolio                Victory Capital Management (1999-2002); an officer of 14 portfolios in the
Manager (since 2005)                        OppenheimerFunds complex.
Age: 34

TROY E. WILLIS,                             Assistant Vice President of the Manager since 2005; Associate Portfolio
Vice President and Portfolio                Manager of the Manager since 2003; corporate attorney for Southern Resource
Manager (since 2005)                        Group (1999-2003). An officer of 14 portfolios in the OppenheimerFunds
Age: 33                                     complex.

MARK S. VANDEHEY,                           Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief                    March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Compliance Officer                          Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                                (since June 1983). Former Vice President and Director of Internal Audit of
Age: 56                                     the Manager (1997-February 2004). An officer of 91 portfolios in the
                                            OppenheimerFunds complex.


                   61 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                            Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal                     Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting                    Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)                        Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Age: 46                                     Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
                                            March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                            OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                            Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and
                                            Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                            (since March 1999), Centennial Asset Management Corporation (March
                                            1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                            2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual
                                            Fund Services Division (March 1995-March 1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                             Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)                      March 2002) of the Manager; General Counsel and Director of the Distributor
Age: 58                                     (since December 2001); General Counsel of Centennial Asset Management
                                            Corporation (since December 2001); Senior Vice President and General Counsel
                                            of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                            September 1997) and Director (since November 2001) of OppenheimerFunds
                                            International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                            Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                            Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                            President, General Counsel and Director of Shareholder Financial Services,
                                            Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                            President, General Counsel and Director of OFI Private Investments, Inc. and
                                            OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                            Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                            President (May 1985-December 2003), Acting General Counsel (November
                                            2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                            the Manager; Assistant Secretary of the following: Shareholder Services,
                                            Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                            (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                            (September 1997-November 2001). An officer of 91 portfolios in the
                                            OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   62 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $67,500 in fiscal 2006 and $61,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $3,292 in fiscal 2006 and no such fees fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $90,907 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)
         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of February 8, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended July 31, 2006 and to their evaluation of the registrant's disclosure controls and procedures as of October 31, 2006 in connection with the certifications in registrant's Form N-Q for the period ended October 31, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to July 31, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended July 31, 2006.

Since October 31, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended July 31, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of February 8, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of July 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Accounting Standards No. 140.

ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b)    Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

By: /S/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/23/2007